                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     The Alliance Portfolios
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                                      THE ALLIANCE PORTFOLIOS
                                      ALLIANCE CONSERVATIVE INVESTORS FUND

LOGO                                  ALLIANCE GROWTH FUND
                                      ALLIANCE GROWTH INVESTORS FUND
                                      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
                                      ALLIANCE STRATEGIC BALANCED FUND

-------------------------------------------------------------------------------
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672

-------------------------------------------------------------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 JULY 6, 1998

To the Shareholders of The Alliance Portfolios (the "Trust"):

  Notice is hereby given that a Meeting of Shareholders (the "Meeting") of the Trust will be held at the offices of the Trust, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 27, 1998:

  1. To elect six Trustees;

  2. To ratify the selection of Price Waterhouse LLP as independent auditors of each fund of the Trust for the current fiscal year; and

  3. To transact such other business as may properly come before the Meeting.

  The close of business on May 14, 1998 is the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                          By Order of the Board of Trustees,

                                          Edmund P. Bergan, Jr.
                                           Clerk
New York, New York
May 27, 1998

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE TRUST ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                            THE ALLIANCE PORTFOLIOS

                     ALLIANCE CONSERVATIVE INVESTORS FUND
                             ALLIANCE GROWTH FUND
                        ALLIANCE GROWTH INVESTORS FUND
                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
                       ALLIANCE STRATEGIC BALANCED FUND

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                            MEETING OF SHAREHOLDERS

                                 JULY 6, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Alliance Portfolios (the "Trust"), a Massachusetts business trust presently organized as a "series" company having five separate portfolios: the Alliance Conservative Investors Fund ("ACIF"), the Alliance Growth Fund ("AGF"), the Alliance Growth Investors Fund ("AGIF"), the Alliance Short-Term U.S. Government Fund ("ASGF") and the Alliance Strategic Balanced Fund ("ASBF") (each individually, a "Fund" and collectively, the "Funds"), for a Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Monday, July 6, 1998 at 11:00 a.m. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to shareholders on or about May 27, 1998.

  The Board of Trustees of the Trust has fixed the close of business on May 14, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of May 14, 1998 consisted of 3,634,487 shares of ACIF, 152,850,348 shares of AGF, 7,521,333 shares of AGIF, 1,586,813 shares of ASGF and 3,025,656 shares of ASBF, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Unless instructions to the contrary are marked, proxies for the Trust will be voted for the election of the nominees and for the ratification of the selection of Price Waterhouse LLP as the independent auditors of each Fund for its current fiscal year. Any shareholder may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Clerk of the Trust at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting. In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Alliance Capital Management L.P. ("Alliance") may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Trust has engaged the proxy solicitation firm of Shareholder Communications Corporation, 17 State Street,

New York, New York 10004 (telephone number 800-733-8481), to assist the Trust in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $8,750 from the Trust for its services, plus reimbursement of out of pocket expenses. The costs of solicitation will be borne by the Trust.

  If a proxy properly executed is returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented thereby, with respect to matters to be determined by a plurality or specified majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have no effect on the outcome of such matters.

  All shares of the Trust will vote together as a single class with respect to all matters to be considered at the meeting. A quorum for the Meeting will consist of thirty percent (30%) of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in this Proxy Statement and a shareholder vote may be taken on any one of the proposals prior to adjournment if sufficient votes have been received for approval.

                                 PROPOSAL ONE

                             ELECTION OF TRUSTEES

  At the Meeting, six Trustees will be elected. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Trustee. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of the election of the persons listed below.

  Messrs. Richard W. Couper, Brenton W. Harries and Donald J. Robinson were previously elected as Trustees of the Trust by the Trusts' shareholders. The foregoing individuals are standing for re-election by shareholders at the Meeting.

  Mr. John D. Carifa and Ms. Ruth Block were elected Trustees of the Trust by action of the Trustees of the Trust in 1993, and William H. Foulk, Jr. has been nominated for election as Trustee of the Trust by action of the Nominating Committee of Trustees of the Trust. Each is standing for shareholder election.

  Each of Messrs. Carifa, Couper, Foulk, Harries and Robinson and Ms. Block has consented to serve as a Trustee. The Board of Trustees knows of no reason why any of the nominees would be unable to serve, but in the event of such inability the proxies received will be voted for a substitute nominee as the Board of Trustees may recommend.

  Certain information concerning the nominees is set forth below.

               NAME, POSITIONS AND                             NUMBER OF SHARES
             OFFICES WITH THE TRUST,                             BENEFICIALLY
            AGE, PRINCIPAL OCCUPATION               YEAR FIRST OWNED DIRECTLY OR
           DURING THE PAST FIVE YEARS,               BECAME A  INDIRECTLY AS OF
             AND OTHER DIRECTORSHIPS                 TRUSTEE     MAY 14, 1998
           ---------------------------              ---------- -----------------
  *John D. Carifa, Chairman of the Board and           1993              --
  President, 53. He is President, Chief Operating
  Officer and a Director of Alliance Capital
  Management Corporation ("ACMC").
**+Ruth Block, Trustee, 67. She was formerly an        1993          AGF-847
  Executive Vice President and Chief Insurance
  Officer of The Equitable Life Assurance Society
  of the United States. She is a Director of
  Ecolab Inc. (specialty chemicals) and Amoco
  Corporation (oil and gas).
**+Richard W. Couper, Trustee, 75. He is President     1987         ASGF-367
  Emeritus of the Woodrow Wilson National Fellow-                 ACIF-1,295
  ship Foundation and President Emeritus of the
  New York Public Library.
William H. Foulk, Jr., Nominee, 65. He is an in-       1998++        AGF-133
  vestment adviser and independent consultant. He
  was formerly Senior Manager of Barrett Associ-
  ates, Inc., a registered investment adviser,
  since prior to 1993.
**+Brenton W. Harries, Trustee, 70. He has been a      1991          AGF-369
  Director of Enhance Reinsurance Co. since Decem-
  ber 1986. Mr. Harries was also President and
  Chief Executive Officer of Global Electronic
  Markets Company from August 1985 to October
  1986.
**+Donald J. Robinson, Trustee, 63. He is Senior       1987              --
  Counsel of the law firm of Orrick, Herrington &
  Sutcliffe. He was formerly a senior partner of
  that firm from July 1987 to December 1994 and
  was a member of the Executive Committee of the
  firm from January 1989 to December 1994.

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of affiliation with Alliance.
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If elected at this Meeting.

  During 1997, the Trustees met nine times. The Audit Committee met twice during 1997 and the Nominating Committee did not meet during 1997. The Nominating Committee of the Trust was constituted for the purpose of selecting and nominating persons to fill any vacancies among the Trustees. The Nominating Committee does not currently consider candidates proposed by shareholders for election as Trustees.

  A Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Trust to each of its Trustees during its most recent fiscal year, the aggregate compensation paid to each of the Trustees during calendar year 1997 by all the registered investment companies for which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Trust nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                              TOTAL NUMBER OF
                                                                       TOTAL NUMBER OF     INVESTMENT PORTFOLIOS
                                                                     INVESTMENT COMPANIES   WITHIN THE ALLIANCE
                                                                     IN THE ALLIANCE FUND      FUND COMPLEX,
                                                TOTAL COMPENSATION    COMPLEX, INCLUDING   INCLUDING THE FUNDS,
                                                 FROM THE ALLIANCE  THE TRUST, AS TO WHICH    AS TO WHICH THE
                         AGGREGATE COMPENSATION    FUND COMPLEX,       THE TRUSTEE IS A        TRUSTEE IS A
    NAME OF TRUSTEE          FROM THE FUNDS     INCLUDING THE FUNDS  DIRECTOR OR TRUSTEE    DIRECTOR OR TRUSTEE
    ---------------      ---------------------- ------------------- ---------------------- ---------------------
John D. Carifa..........        $  -0-               $   -0-                  54                    118
Ruth Block..............        $26,328              $164,000                 40                     80
Richard W. Couper.......        $28,500              $ 94,000                  2                     19
Brenton W. Harries......        $28,800              $102,000                  2                     19
Donald J. Robinson......        $21,441              $217,358*                38                     91

--------
* Includes deferred compensation. As of December 31, 1997, the total amount of deferred compensation (including interest) payable to Mr. Robinson was $77,963.

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex, contemplating that each Trustee will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex (including the Funds). As of May 14, 1998, the officers and nominees of the Trust, as a group, owned less than 1% of the shares of each Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOREGOING INDIVIDUALS TO SERVE AS A TRUSTEE OF THE TRUST.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                             INDEPENDENT AUDITORS

  The Trustees recommend that the shareholders ratify the selection of Price Waterhouse LLP, independent auditors, to audit the accounts of each Fund for its current fiscal year (ending April 30, 1999 in the case of ACIF, October 31, 1998 in the case of AGF, April 30, 1999 in the case of AGIF, July 31, 1998 in the case of ASBF, and August 31, 1998 in the case of ASGF). Their selection was approved by the vote, cast in person, of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Act, at meetings held, respectively, on July 16, 1997 (ASBF and ASGF), October 8, 1997 (AGF) and March 28, 1998 (ACIF and AGIF). Price Waterhouse LLP has audited the accounts of each Fund since the commencement of that Fund's operations.

  A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from shareholders. The Audit Committee of the Trustees generally meets twice during the year with representatives of the independent auditors to discuss the scope of their engagement and to review the financial statements of the Funds and the results of their examination thereof.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS OF THE TRUST.

                        INFORMATION AS TO THE PRINCIPAL
                         OFFICERS, INVESTMENT ADVISER
                    AND PRINCIPAL UNDERWRITER OF THE FUNDS

  The principal officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the funds in the Alliance Fund Complex.

  John D. Carifa, Trustee, Chairman and President of the Trust. (See Proposal One, "Election of Trustees," at page 3 for biographical information.)

  Wayne D. Lyski, Senior Vice President of the Trust, 56, is an Executive Vice President of ACMC, with which he has been associated since prior to 1993.

  Kathleen A. Corbet, Senior Vice President of the Trust, 38, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed the Fixed Income Management Department of Equitable Capital Management Corporation ("ECMC").

  Bruce W. Calvert, 51, Senior Vice President of the Trust, is the Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1993.

  Nicholas D.P. Carn, Vice President of the Trust, 40, is a Vice President of ACMC, with which he has been associated since 1997. Prior thereto, he was Chief Investment Officer and Portfolio Manager at Draycott Partners.

  Jeffrey S. Phlegar, Vice President of the Trust, 31, is a Vice President of ACMC, with which he has been associated since July 1993. Prior thereto, he was employed by ECMC.

  Tyler J. Smith, Vice President of the Trust, 60, is a Senior Vice President of ACMC, with which he has been associated since July 1993. Prior thereto, he was employed by ECMC.

  Patricia J. Young, Vice President of the Trust, 43, is a Senior Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she was employed by ECMC.

  Mark D. Gersten, Treasurer and Chief Financial Officer of the Trust, 47, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993.

  Edmund P. Bergan, Jr., Clerk of the Trust, 48, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and AFS, with which he has been associated since prior to 1993.

  Each Fund's investment adviser is Alliance and each Fund's principal underwriter is AFD, both with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                       SUBMISSION OF PROPOSALS FOR FUTURE
                            MEETINGS OF SHAREHOLDERS

  Meetings of shareholders of the Trust are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the solicitation relating thereto in order to be included in the Trust's proxy statement and form of proxy card relating to that meeting. Shareholder proposals are subject to certain regulations under federal securities laws and accordingly, the submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.

                                 OTHER MATTERS

  Management of the Trust does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO SHAREHOLDERS

  The Trust will furnish each person to whom this Proxy Statement is delivered on behalf of the Trust with a copy of the relevant Fund's most recent annual report, or semi-annual report, if more recent, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Jane E. Heeckt at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Trustees,

                                          Edmund P. Bergan, Jr.
                                           Clerk

May 27, 1998
New York, New York

TABLE OF CONTENTS                                                         PAGE
------------------------------------------------------------------------------
Introduction.............................................................   1
Proposal One: Election of Trustees.......................................   2
Proposal Two: Ratification of Selection of Independent Auditors..........   4
Information as to the Principal Officers, Investment Adviser and
 Principal Underwriter of the Funds......................................   5
Submission of Proposals for Future Meetings of Shareholders..............   6
Other Matters............................................................   6
Reports to Shareholders..................................................   6

                            THE ALLIANCE PORTFOLIOS

                     ALLIANCE CONSERVATIVE INVESTORS FUND

                             ALLIANCE GROWTH FUND

                        ALLIANCE GROWTH INVESTORS FUND

                           ALLIANCE SHORT-TERM U.S.
                                GOVERNMENT FUND

                       ALLIANCE STRATEGIC BALANCED FUND


-------------------------------------------------------------------------------

                                     LOGO
                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
JULY 6, 1998

                            APPENDIX

PROXY                                                       PROXY
                    THE ALLIANCE PORTFOLIOS:
              ALLIANCE CONSERVATIVE INVESTORS FUND
                      ALLIANCE GROWTH FUND
                 ALLIANCE GROWTH INVESTORS FUND
            ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
                ALLIANCE STRATEGIC BALANCED FUND


  Instructions to the Shareholders of each Fund of The Alliance
  Portfolios (the "Trust") in connection with the Meeting of Shareholders to be held on July 6, 1998.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
  THE TRUST

The undersigned hereby instructs Ms. Carol H. Rappa and Ms. Jane
E. Heeckt, each with the power to appoint her substitute, and authorizes each of them to vote all shares of beneficial interest of the Trust registered in the name of the undersigned at the Meeting of Shareholders of the Trust to be held at 11:00 a.m., New York Time, on July 6, 1998 at the offices of the Trust, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

___________________________
Signature

___________________________
Signature (if held jointly)

                  , 1998
Date

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS TRUSTEES AND "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

EXAMPLE /X/

1.   Election of Trustees.

     If you do not wish your shares voted "FOR" any particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares shall be voted for the remaining nominee(s).

                                                       For All
                             For      Withhold         Except
                             / /      / /              / /

         JOHN D. CARIFA, RUTH BLOCK, RICHARD W. COUPER,
         WILLIAM H. FOULK, JR., BRENTON W. HARRIES AND
         DONALD J. ROBINSON

2.   Ratification of the
     selection of Price           For      Against      Abstain
     Waterhouse LLP as the              / /      / /          / /
     independent auditors
     of each Fund of the
     Trust for its current
     fiscal year.

3.   In their discretion,
     upon such other matters      / /      / /          / /
     as may properly come
     before the meeting or
     any adjournments thereof.


     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
     THE ENCLOSED ENVELOPE.













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